Note 10 - Employee Benefit Plans	12 Months Ended
Dec. 31, 2014
Disclosure Text Block Supplement [Abstract]
Compensation and Employee Benefit Plans [Text Block]

10. EMPLOYEE BENEFIT PLANS

The Company records stock-based compensation expense for all stock-based payment awards made to our employees and directors. Stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the requisite service period which in most cases is the vesting period.

EQUITY COMPENSATION PLANS

The Company has two active equity compensation plans under which equity securities are authorized for issuance to employees and/or directors and two plans (the 1995 Plan and 1997 Plan, described below) which have been terminated:

■	The 1995 Long-Term Incentive and Share Award Plan for Officers and Directors (terminated February 28, 2005) (1995 Plan);

■	The 1997 Long Term Incentive and Share Award Plan (terminated February 28, 2005) (1997 Plan);

■	The Amended and Restated (as of March 30, 2013) 2005 Long Term Incentive and Share Award Plan (2005 Plan, collectively with the 1995 Plan and the 1997 Plan, the Plans); and

■	The Employee Stock Purchase Plan (ESP Plan).

Employees and outside directors have been granted restricted stock units and options to purchase shares of common stock under the Plans. An aggregate of 4,913, 5,100 and 24,850 shares of common stock were reserved for issuance under the 1995 Plan, the 1997 Plan and the 2005 Plan, respectively. The Plans provide for the granting of stock options, stock appreciation rights, restricted stock units and other share based awards to eligible employees and directors, as defined in the Plans. Option grants have terms of 10 years and become exercisable in varying amounts over periods of up to three years. To date, no stock appreciation rights have been granted under the Plans.

In 1995, the Company adopted the ESP Plan under Section 423 of the Internal Revenue Code. All full-time employees of ANADIGICS, Inc. and part-time employees, as defined in the ESP Plan, are eligible to participate in the ESP Plan. An aggregate of 6,694 shares of common stock were reserved for offering under the ESP Plan. Offerings are made at the commencement of each calendar year and must be purchased by the end of that calendar year. Pursuant to the terms of the ESP Plan, shares purchased and the applicable per share price were 158 ($0.66), 271 ($1.64) and 407 ($2.04) for the years ended December 31, 2014, 2013 and 2012, respectively.

Stock-based compensation expense arises from the amortization of restricted stock units, unamortized stock option grants and from the ESP Plan. The Company uses the straight-line basis in calculating stock-based compensation expense.

The table below summarizes stock-based compensation by source and by financial statement line item:

	For years ended December 31,
	2014	2013	2012
Amortization of restricted stock units	$4,528	$6,239	$4,813
Amortization of ESP Plan	44	149	314
Amortization of stock option awards	100	128	670
Total stock-based compensation	$4,672	$6,516	$5,797

By Financial Statement line item
Cost of sales	$861	$1,041	$888
Research and development expenses	1,744	2,118	1,626
Selling and administrative expenses	2,067	3,428	3,218
Restructuring charges	-	(71)	65

No tax benefits have been recorded due to the Company’s full valuation allowance position.

RESTRICTED STOCK UNITS

Under the Plans, the Company grants restricted stock units to its employees. The value of restricted stock units are fixed upon the date of grant and amortized over the related vesting period, primarily ranging up to three years. Restricted stock units are subject to forfeiture if employment terminates prior to vesting. The Company estimates that approximately 2.5% of its restricted stock units and stock option awards are forfeited annually (exclusive of performance-based restricted stock units and performance-based option shares, as described below). Restricted stock units do not carry voting, forfeitable dividend rights, and cannot be traded or transferred prior to vesting. Grant, vest and forfeit activity and related weighted average (WA) price per share for restricted stock units and for stock options during the period from January 1, 2012 to December 31, 2014 is presented in tabular form below:

	Restricted Stock Units				Stock Options
	Time-based		Performance-based		Time-based		Performance-based
	Units	WA price/ unit	Units	WA price/ unit	Issuable upon exercise	WA exercise price	Issuable upon exercise	WA exercise price

Shares outstanding at December 31, 2011	1,970	$5.52	-	-	4,025	$4.39	250	$3.24
Granted	661	2.32	-	-	13	1.97	-	-
Shares vested/options exercised	(1,102)	4.69	-	-	(950)	2.02	-	-
Forfeited/expired	(99)	6.21	-	-	(760)	5.42	(83)	3.24
Balance at December 31, 2012	1,430	$4.63	-	$-	2,328	$5.01	167	$3.24
Granted	2,949	2.12	560	2.02	13	2.26	-	-
Shares vested/options exercised	(1,539)	3.34	-	-	(69)	1.93	-	-
Forfeited/expired (1)	(144)	3.75	(384)	2.02	(355)	4.25	(125)	3.24
Balance at December 31, 2013	2,696	$2.67	176	$2.02	1,917	$5.24	42	$3.24
Granted	2,796	1.48	433	1.84	3	1.91	-	-
Shares vested/options exercised	(2,241)	2.73	(37)	1.99	(5)	1.83	-	-
Forfeited/expired	(461)	1.82	(258)	1.90	(696)	5.98	(42)	3.24
Balance at December 31, 2014	2,790	$1.58	314	$1.87	1,219	$4.82	-	$-

(1)

In the second quarter of 2013, 125 time-based and 83 (125 at maximum performance achievement) market performance-based stock options were rescinded with the consent of and without payment to the Chief Executive Officer (CEO) due to the fact that the original grants with respect to which these options were a part of exceeded the sub-limits of the applicable plan by the number of shares as to which the options were rescinded.

Exercisable options and their related average exercise prices were 1,212 ($4.84), 1,840 ($5.33) and 2,011 ($5.27) as of December 31, 2014, 2013 and 2012, respectively.

In June 2011, the Company’s CEO was awarded a base grant of 250 market performance-based stock options contingent upon the Company’s shareholder return performance against the performance of the Philadelphia Semiconductor Index component companies. Following the rescission discussed in footnote (1) in the table immediately above, the base grant was reduced by 83 market performance-based stock options during the second quarter of 2013. The award and market performance was evaluated during the one, two and three-year periods following the award. The market performance-based stock options had an exercise price of $3.24, an expiration of 10 years after the grant date, and an average fair value of $2.62 on the date of grant. The fair value estimate was calculated with the assistance of a valuation consultant using a Monte Carlo Simulation model. In the second quarters of 2012, 2013, and 2014, 83, 42 and 42 shares, respectively, were forfeited for non-achievement of market performance goals at the end of their three year annual measurement periods.

On February 16, 2012, subject to stockholder approval of additional 2005 Plan shares at the Company’s 2013 Annual Stockholder Meeting (at which such approval was received), the Company awarded 661 time-based and 220 performance-based restricted stock units to its officers and employees. The time-based restricted stock units vested one-third on May 20, 2013 and one-third on February 18, 2014, and vest one-third on February 18, 2015. The Company performance-based restricted stock units vest based on absolute total stockholder return for one-year, two-year and three-year periods starting from the baseline date of December 31, 2011, compared to total stockholder return targets for each of the respective periods. The performance metrics for the one, two and three-year periods were not met on the Company performance-based awards, with 155 restricted stock units forfeited in 2013 and the remaining 65 restricted stock units forfeited at December 31, 2014.

On December 4, 2012, subject to stockholder approval of additional 2005 Plan shares at the Company’s 2013 Annual Stockholder Meeting (at which such approval was received), the Company awarded 660 restricted stock units to its officers and other key employees (subsequently increased by 20 units to an additional officer in July 2013). Fifty percent of these restricted stock units have time-based vesting conditions and fifty percent have performance-based vesting conditions. The restricted stock units vest one-third annually in May 2014, 2015, and 2016 (August 2014, 2015 and 2016 vest for the July 2013 grant). The Company performance-based awards were evaluated based on the Company’s adjusted cash flow from operations for the year ended December 31, 2013, with 34.8% of the Company performance metrics achieved and 229 units forfeited at December 31, 2013. During the year ended December 31, 2014, 5 units forfeited, 37 units were released upon vest, and the remaining 69 units will vest over the next two years.

On February 13, 2014, the Company awarded 825 restricted stock units to its officers and other key employees (subsequently increased by 40 units awarded to an additional officer in July 2014) where fifty percent of these restricted stock units have time-based vesting conditions and fifty percent (assuming maximum goal performance) have market performance-based vesting conditions contingent upon the Company’s relative shareholder returns measured against the peer group companies. The restricted stock units will vest, if at all, one-third annually in March 2015, 2016, and 2017. The market performance-based awards will be evaluated annually in one-third increments measuring Company shareholder returns during the one, two and three year periods following the award. Company performance within the 75th percentile tier in a measurement period would result in maximum performance attainment, while performance below the 25th-percentile results in no vesting for that period. The performance-based restricted stock units have an average fair value of $1.84 on the date of grant, calculated with the assistance of a valuation consultant using a Monte Carlo Simulation model. As of December 31, 2014, the performance metric for year one was not met on the market performance-based awards and to date, 187 of these restricted stock units have been forfeited.

The total fair value of restricted stock vested during the years ended December 31, 2014, 2013 and 2012 were $3,171, $3,052 and $2,208, respectively. The intrinsic value of exercised options during the years ended December 31, 2014, 2013 and 2012 were $1, $14 and $512, respectively.

Weighted average information as of December 31, 2014

Options currently exercisable
Shares issuable upon exercise	1,212
Weighted average exercise price	$4.84
Weighted average remaining contractual term (years)	3.4
Weighted average remaining contractual term for outstanding options (years)	3.4

Intrinsic value of exercisable options	$-
Intrinsic value of outstanding options	$-
Unrecognized stock-based compensation cost
Option plans	$5
Restricted stock	$2,379
Weighted average remaining vest period for option plans (years)	1.6
Weighted average remaining vest period for restricted stock (years)	1.1

Stock options outstanding at December 31, 2014 are summarized as follows:

Range of exercise prices			Outstanding Options at December 31, 2014	Weighted average remaining contractual life	Weighted average exercise price	Exercisable at December 31, 2014	Weighted average exercise price

$1.23	-	$1.93	449	3.4	$1.93	444	$1.93
$2.00	-	$3.24	275	6.1	$3.19	274	$3.19
$3.30	-	$8.79	134	2.4	$5.59	134	$5.59
$8.84	-	$18.98	361	1.7	$9.39	360	$9.39

VALUATION FOR ESP PLAN AND STOCK OPTION AWARDS

The fair value of these equity awards was estimated at the date of grant using a Black-Scholes option pricing model. The weighted average assumptions and fair values for stock-based compensation grants used for the years ended December 31, 2014, 2013 and 2012 are summarized below.

	Year ended December 31,
	2014	2013	2012
Stock option awards:
Risk-free interest rate	1.7%	0.8%	1.0%
Expected volatility	58%	72%	70%
Average expected term (in years)	5	5	5
Expected dividend yield	0%	0%	0%
Weighted average fair value of options granted	$0.97	$1.36	$1.14

ESP Plan:
Risk-free interest rate	0.3%	0.1%	0.2%
Expected volatility	72%	51%	61%
Average expected term	1	1	1
Expected dividend yield	0%	0%	0%
Weighted average fair value of purchase option	$0.28	$0.55	$0.77

The Company regularly assesses the assumptions used in its option valuation. For equity awards with an expected term of one year or less, the assumption for expected volatility is solely based on the Company’s historical volatility. For equity awards with expected terms of greater than one year, the Company used a combination of implied and historical volatility for options granted in the years ended December 31, 2014, 2013 and 2012. The expected term of the stock options is based on historical observations of employee exercise patterns combined with expectations of employee exercise behavior in the future giving consideration to the contractual terms of the stock-based awards. The risk free interest rate assumption has consistently been based on the yield at the time of grant of a U.S. Treasury security with an equivalent remaining term. The Company has never paid cash dividends and does not currently intend to pay cash dividends and has consistently assumed a 0% dividend yield.

The Company also sponsors an Employee Savings and Protection Plan under Section 401(k) of the Internal Revenue Code which is available to all full-time employees. Employees can make voluntary contributions up to limitations prescribed by the Internal Revenue Code. The Company previously matched 30% of employee contributions up to 10% of their gross pay; however, as a cost reduction during the second quarter of 2014, the Company discontinued matching 401(k) contributions. The Company recorded expense relating to plan contributions of $220, $829, and $855 for the years ended December 31, 2014, 2013 and 2012, respectively.